SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 21, 1999 (June 4, 1999)

                       Digital Courier Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                             0-20771                     87-0461856
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(State or Other                     (Commission                (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

 136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, Utah            84060
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (435) 655-3617


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(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On June 4, 1999, the Company entered into a Stock Purchase and Exchange Agreement, dated as of June 1, 1999 (the "Agreement") with the stockholders of SB.com., Inc (SB"). Pursuant to the terms of the Agreement, the Company issued 2,840,000 shares of its common stock in exchange for all of the issued and outstanding shares of SB.com., Inc. The acquisition will be accounted for as a purchase.

SB is a payment processing gateway for secure credit card transactions over the Internet. SB's gateway combines secure real-time access with sophisticated fraud prevention features that regulate and manage customer and merchant activity. Secure-Bank has developed several systems for its use, including: RISC (Risk Interface Security Control) and RISC II systems, a fraud detection and settlement service; and Secure-Charge, a real-time authorization system.

The Company is obligated to file a registration statement with the Securities and Exchange Commission covering up to 1,000,000 shares of the common stock issued pursuant to the Agreement.

It is impractical to file the required financial statements at this time. The Company undertakes to file the required financial statements by August 20, 1999.

Item 5.  Other Events
---------------------

On June 14, 1999, the Company raised $6.5 million in cash through the sale of its common stock and warrants to purchase common stock to Transaction Systems Architects, Inc. ("TSAI") pursuant to a Securities Purchase Agreement between the Company and TSAI (the "Purchase Agreement").

Pursuant to the Purchase Agreement, TSAI acquired 1,250,000 shares of common stock and five-year warrants to purchase an additional 1,000,000 shares of common stock in exchange for the $6.5 million. The initial exercise price for the warrants is $5.20 per share, subject to adjustment, on the six month anniversary of the closing, to the lesser of the initial exercise price and the average price of the Company's common stock during any five consecutive business days during the 22 business days ending on the anniversary of the closing.

The Company is obligated to file a registration statement with the Securities and Exchange Commission, within 60 days of the closing, covering the shares of Common Stock purchased, as well as the shares of Common Stock underlying the warrants.


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

Item 7.                         Financial Statements and Exhibits
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
----------------- ---------------------------------------------------------------------------------------------------
Exhibit 2.1       Financial statements required by this Item will be filed by amendment no later than August 20,
                  1999.
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Exhibit 2.2       Stock Purchase and Exchange Agreement, dated as of June 1, 1999 by and among Digital Courier
                  Technologies, Inc. and the stockholders of SB.com
----------------- ---------------------------------------------------------------------------------------------------
Exhibit 5.1       Securities Purchase Agreement, dated as of June 14, 1999 between Digital Courier Technologies,
                  Inc. and Transaction Systems Architects, Inc.
----------------- ---------------------------------------------------------------------------------------------------


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DIGITAL COURIER TECHNOLOGIES,
                                INC.

Dated: June 21, 1999            By:/s/ Mitchell Edwards
                                ------------------------------------------------
                                Mitchell Edwards
                                Chief Financial Officer


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